UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2021

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On October 21, 2021, Sio Gene Therapies Inc. (the "Registrant") issued a press release announcing program updates for its AXO-AAV-GM1 gene therapy program for the treatment of GM1 gangliosidosis presented as part of the European Society of Gene & Cell Therapy ("ESGCT") Virtual Congress 2021 being held from October 19, 2021 to October 22, 2021 (the "ESGCT Virtual Congress"). Also on October 21, 2021, the Registrant issued a press release announcing that the U.S. Food and Drug Administration (the "FDA") has granted Fast Track Designation to AXO-AAV-GM1.

The Registrant is also furnishing with this report a copy of the presentation of program updates for the Registrant's AXO-AAV-GM1 gene therapy program for the treatment of GM1 gangliosidosis presented as part of the ESGCT Virtual Congress.

Copies of these press releases and a copy of this presentation of program updates for the Registrant's AXO-AAV-GM1 gene therapy program for the treatment of GM1 gangliosidosis are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this report and are incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01, Exhibits 99.1, 99.2 and 99.3 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

AXO-AAV-GM1 Program Updates

Key findings:
•Generally well-tolerated at both low- and high-doses with the majority of adverse events considered mild to moderate
◦To date, there have been no reported serious adverse events ("SAEs") attributed to gene therapy in any patients
▪Two SAEs unrelated to gene therapy were reported, including bacterial sepsis due to peripherally inserted central catheter line infection and focal seizures due to disease progression
◦To date, there have been no adverse events leading to study withdrawal in any patients
▪No liver-related adverse events required clinical intervention or had associated clinical sequelae
▪No clinically relevant changes were observed in complement factors, platelet count or other liver function tests
•Data demonstrate a dose-dependent improvement in key biomarkers of disease activity: β-galactosidase enzyme activity in the serum and GM1 ganglioside activity in the cerebrospinal fluid ("CSF")
◦Serum β-galactosidase activity achieved a normal range, increasing by 12x and 17x pre-treatment levels, respectively, in both patients in the high-dose cohort at six months
▪All five patients in the low-dose cohort saw a 1.3-2.3x increase in the same timeframe
◦Levels of CSF GM1 ganglioside, the toxic substrate which accumulates in patients with GM1 gangliosidosis and which is associated with disease activity, were normalized in both patients in the high-dose cohort with 42% and 72% reductions, respectively, at six months
▪In the low-dose cohort, a 18-49% decrease was seen in four out of five patients, and a 19% increase in a single patient was seen in the same timeframe
▪GM1 ganglioside levels were below baseline in all five low-dose patients at 12 months
•Magnetic resonance imaging assessment of total brain volume and ventricular volume, which decrease and increase respectively in the natural history of the disease, showed the following in the low-dose cohort at 12 months:
◦Total brain volume (excluding ventricles) was maintained within ± 5% in all five patients
◦Ventricular volume remained within ± 15% in four patients and increased by 104% in one patient
•There was no clinical evidence of overt disease progression in four of five low-dose patients at 12 months and both high-dose patients at six months as assessed by measures of development including the Vineland-3 Adaptive Behavior and Upright and Floor Mobility scales

Upcoming Milestones:
•1H 2022: Expect to provide data update from Stage 1 of the study, including both Type I (early-infantile) and Type II patients, at future scientific conferences
•1H 2022: Expect to engage with the U.S. Food and Drug Administration ("FDA") to review Stage 1 data and discuss next steps for clinical development

Phase 1/2 Clinical Trial in GM1 Gangliosidosis:
The Phase 1/2 study (NCT03952637) is designed to evaluate the safety, tolerability and potential efficacy of AXO-AAV-GM1 delivered intravenously in children with Type I and Type II GM1 gangliosidosis. Stage 1 is a dose-escalation study in which the low-dose cohort is evaluating a dose of 1.5×1013 vg/kg and the high-dose cohort is evaluating a dose of 4.5×1013 vg/kg in both disease sub-types. State 2 of the trial will then evaluate the efficacy and safety of the optimal dose identified in State 1.

Ten patients have been dosed to date in Stage 1 of the clinical study (including eight Type II patients and two Type I patients)
•Longer-term evaluation of eight Type II patients in the low- and high-dose cohort is ongoing
•Two Type I patients have received the low dose of AXO-AAV-GM1 and screening for enrollment of Type I patients in the high dose (4.5×1013 vg/kg) cohort is ongoing

GM1 gangliosidosis is a progressive and fatal pediatric lysosomal storage disorder caused by mutations in the galactosidase beta 1 gene that cause impaired production of the β-galactosidase enzyme. Currently, there are no FDA-approved treatment options for GM1 gangliosidosis.

Forward-Looking Statements

The current Phase 1/2 study (NCT03952637) is designed to evaluate the safety, tolerability, and potential efficacy of AXO-AAV-GM1 gene therapy delivered intravenously in children with early infantile, or Type I, and late infantile and juvenile, or Type II, GM1 gangliosidosis. Stage 1 of the study is a dose-escalation study in which the low-dose cohort is evaluating 1.5×1013 vg/kg and the high-dose cohort is evaluating a dose of 4.5×1013 vg/kg. Stage 2 of the trial will then evaluate the efficacy and safety of the optimal dose identified in Stage 1.

This report contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "expect," "estimate," "may" and other similar expressions are intended to identify forward-looking statements. For example, all statements the Registrant makes regarding timing and outcome of its upcoming clinical milestones are forward-looking. All forward-looking statements are based on estimates and assumptions by the Registrant's management that, although the Registrant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Registrant expected. Such risks and uncertainties include, among others, the impact of the Covid-19 pandemic on the Registrant's operations; the actual funds and/or runway required for the Registrant's clinical and product development activities and anticipated upcoming milestones; actual costs related to the Registrant's clinical and product development activities and the Registrant's need to access additional capital resources prior to achieving any upcoming milestones; the initiation and conduct of preclinical studies and clinical trials; the availability of data from clinical trials; the scaling up of manufacturing; the outcome of interactions with regulatory agencies and expectations for regulatory submissions and approvals; the continued development of the Registrant's gene therapy product candidates and platforms; the Registrant's scientific approach and general development progress; and the availability or commercial potential of the Registrant’s product candidates. These statements are also subject to a number of material risks and uncertainties that are described in the Registrant's’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 12, 2021, as updated by its subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1
Press release of Sio Gene Therapies Inc., dated October 21, 2021, "Sio Gene Therapies Announces Positive Interim Safety and Biomarker Data from Ongoing Phase 1/2 Clinical Study of AXO-AAV-GM1 Gene Therapy in GM1 Gangliosidosis"

99.2
Press release of Sio Gene Therapies Inc., dated October 21, 2021, "Sio Gene Therapies Announces Granting of FDA Fast Track Designation for Investigational AXO-AAV-GM1 (AAV9-GLB1) Gene Therapy in Patients with GM1 Gangliosidosis"

99.3	Presentation of Sio Gene Therapies Inc., dated October 21, 2021, "AXO-AAV-GM1 for GM1 Gangliosidosis - Results from ongoing Phase 1/2 Dose Escalation Study"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	October 21, 2021
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel